UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811-10041

JNL Investors Series Trust
(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951
(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
(Mailing Address)

Steven J. Fredricks
Jackson National Asset Management, LLC
225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606
(Name and Address of agent of service)

Registrant's telephone number, including area code:  (312) 338-5800

Date of fiscal year end:  October 31

Date of Reporting Period:  May 1, 2010 – July 31, 2010

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5).  The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Schedule of Investments.

JNL® Investors Series Trust
Schedules of Investments (Unaudited)
July 31, 2010
	Shares/Par	Value

JNL/PPM America Total Return Fund
COMMON STOCKS - 0.2%
FINANCIALS - 0.2%
Citigroup Inc. (l)	12,269	$ 50,303

Total Common Stocks (cost $29,148)		50,303

PREFERRED STOCKS - 0.4%
FINANCIALS - 0.4%
JPMorgan Chase Capital XXIX, 6.70%, (callable on 04/02/15 at 25)	4,000	98,800

Total Preferred Stocks (cost $100,000)		98,800

NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 13.8%
American Airlines Pass-Through Trust, 10.38%, 07/02/19	$ 176,539	197,723
Banc of America Commercial Mortgage Inc. REMIC, 5.84%, 02/10/51 (d)	300,000	312,843
Bear Stearns Commercial Mortgage Securities Inc.
REMIC, 5.74%, 09/11/42 (d)	300,000	322,588
REMIC, 5.69%, 06/11/50 (d)	300,000	312,062
Countrywide Asset-Backed Certificates REMIC, 4.95%, 02/25/36 (d)	183,631	182,981
Delta Air Lines Inc. Pass-Through Trust
6.20%, 07/02/18	101,000	102,769
7.75%, 12/17/19	135,738	147,276
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 03/10/39	300,000	307,951
John Deere Owner Trust, 5.07%, 04/15/14	151,794	152,576
JPMorgan Chase Commercial Mortgage Securities Corp. REMIC, 5.94%, 02/12/49 (d)	250,000	258,090
LB-UBS Commercial Mortgage Trust REMIC, 5.43%, 02/15/40	300,000	303,370
Morgan Stanley Capital I REMIC, 6.08%, 06/11/49 (d)	300,000	311,231
Morgan Stanley Re-REMIC Trust, 6.00%, 04/12/17 (d) (k)	300,000	322,088
United Air Lines Inc., 9.75%, 01/15/17	95,173	102,905
Wachovia Bank Commercial Mortgage Trust REMIC, 5.77%, 07/15/45 (d)	300,000	321,999

Total Non-U.S. Government Agency Asset-Backed Securities (cost $2,999,424)		3,658,452

CORPORATE BONDS AND NOTES - 54.8%
CONSUMER DISCRETIONARY - 6.4%
American Axle & Manufacturing Holdings Inc., 9.25%, 01/15/17 (k)	100,000	107,750
CCO Holdings LLC, 7.88%, 04/30/18 (k)	100,000	104,750
Interpublic Group Cos. Inc., 10.00%, 07/15/17	100,000	116,000
J.C. Penney Co. Inc., 5.65%, 06/01/20	149,000	149,745
MDC Partners Inc., 11.00%, 11/01/16 (k)	112,000	122,080
Meritage Homes Corp.
6.25%, 03/15/15	100,000	95,250
7.15%, 04/15/20	100,000	91,000
MGM Mirage Inc., 9.00%, 03/15/20 (k)	100,000	105,000
Phillips-Van Heusen Corp., 7.38%, 05/15/20	100,000	104,250
Standard Pacific Corp., 8.38%, 05/15/18	100,000	97,250
Tenneco Inc., 7.75%, 08/15/18	100,000	101,250
Time Warner Inc., 6.10%, 07/15/40	100,000	105,605
Volvo AB, 5.95%, 04/01/15 (k)	177,000	189,376
Wynn Las Vegas LLC, 7.75%, 08/15/20 (k)	100,000	101,375
Yonkers Racing Corp, 11.38%, 07/15/16 (k)	100,000	108,250
		1,698,931
CONSUMER STAPLES - 2.2%
Altria Group Inc., 9.95%, 11/10/38 (h)	115,000	160,579
Bunge Ltd. Finance Co., 8.50%, 06/15/19 (h)	100,000	120,872
Delhaize Group, 5.88%, 02/01/14	83,000	93,310
Smithfields Foods Inc., 10.00%, 07/15/14 (k)	100,000	111,750
Spectrum Brands Inc., 9.50%, 06/15/18 (k)	100,000	105,500
		592,011
ENERGY - 4.0%
Dolphin Energy Ltd., 5.89%, 06/15/19 (k)	196,657	206,194
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 04/01/20	150,000	158,724
Petrobras International Finance Co., 5.75%, 01/20/20	173,000	183,929
Range Resources Corp., 6.75%, 08/01/20	100,000	100,375
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 4.50%, 09/30/12 (k)	250,000	261,576
Williams Partners LP, 6.30%, 04/15/40	138,000	147,561
		1,058,359
FINANCIALS - 23.2%
AIG SunAmerica Global Financing X, 6.90%, 03/15/32 (k)	150,000	147,000
Allstate Life Global Funding Trust, 5.38%, 04/30/13	100,000	109,916
American General Finance Corp., 5.85%, 06/01/13	135,000	125,719
American General Financial Corp., Term Loan, 7.25%, 04/16/15 (d) (g) (j)	175,000	173,506
AON Corp., 8.21%, 01/01/27	100,000	105,050
Bank of America Corp.
4.50%, 04/01/15	100,000	103,326
6.50%, 08/01/16	125,000	139,166
6.00%, 09/01/17	165,000	178,160
8.00% (callable at 100 on 01/30/18) (b)	125,000	125,796
Capital One Capital VI, 8.88%, 05/15/40	190,000	200,925
Chubb Corp., 6.38%, 03/29/67 (d)	100,000	97,500
Citigroup Capital XXI, 8.30%, 12/21/57 (d)	100,000	103,000
Citigroup Inc., 6.00%, 08/15/17	205,000	217,097
Corp. Andina de Fomento, 3.75%, 01/15/16	300,000	298,577
Credit Suisse AG, 5.40%, 01/14/20	125,000	131,782
Crown Castle Towers LLC, 4.88%, 08/15/20 (k)	200,000	201,354
Discover Bank, 7.00%, 04/15/20	250,000	266,153
General Electric Capital Corp., 3.50%, 06/29/15	200,000	203,613
Genworth Financial Inc.
8.63%, 12/15/16	161,000	175,789
7.70%, 06/15/20	100,000	102,370
Goldman Sachs Group Inc.
5.25%, 10/15/13	100,000	108,379
5.95%, 01/18/18	125,000	134,122
6.75%, 10/01/37	100,000	101,871
Hyundai Capital Services Inc., 6.00%, 05/05/15 (k)	100,000	107,912
International Lease Finance Corp.
8.63%, 09/15/15 (k)	100,000	101,750
8.75%, 03/15/17 (k)	100,000	102,000
JPMorgan Chase & Co., 7.90%, (callable at 100 beginning 04/30/18) (b)	100,000	104,462
Macquarie Group Ltd., 7.30%, 08/01/14 (k)	150,000	168,113
Merrill Lynch & Co. Inc.
6.15%, 04/25/13	200,000	217,870
6.88%, 04/25/18	150,000	167,351
Morgan Stanley
5.50%, 01/26/20	150,000	150,720
5.50%, 07/24/20	123,000	123,762
Pricoa Global Funding I, 5.30%, 09/27/13 (k)	155,000	170,115
Regions Financial Corp., 5.75%, 06/15/15	100,000	100,095
Republic New York Corp., 9.50%, 04/15/14	145,000	172,366
Swiss Re Solutions Holding Corp., 7.75%, 06/15/30	200,000	224,839
UBS AG Stamford
5.88%, 07/15/16	102,000	110,366
5.75%, 04/25/18	100,000	109,025
WEA Finance LLC, 5.75%, 09/02/15 (k)	100,000	110,690
Wells Fargo & Co., 7.98% (callable at 100 on 03/15/18) (b)	100,000	103,000
Westpac Banking Corp., 3.00%, 08/04/15	250,000	250,843
		6,145,450
HEALTH CARE - 0.4%
HCA Inc., 9.25%, 11/15/16	100,000	108,000

INDUSTRIALS - 4.6%
Accuride Corp., 9.50%, 08/01/18 (k)	100,000	102,000
Allied Waste North America Inc., 6.88%, 06/01/17	100,000	110,375
Bombardier Inc., 7.75%, 03/15/20 (k)	178,000	191,795
Case New Holland Inc., 7.88%, 12/01/17 (k)	112,000	117,320
Cooper-Standard Automotive Inc., 8.50%, 05/01/18 (k)	100,000	103,500
Hyundai Motor Co. Ltd., 4.50%, 04/15/15 (k)	100,000	101,915
Owens Corning, 9.00%, 06/15/19	100,000	118,787
Spirit Aerosystems Inc., 8.75%, 09/15/16	100,000	100,750
Vale Overseas Ltd., 6.88%, 11/10/39	160,000	176,383
Wolseley Plc - Private Placement, 5.32%, 11/17/20 (f) (g) (j)	100,000	87,523
		1,210,348
INFORMATION TECHNOLOGY - 1.0%
Fidelity National Information Services Inc., 7.88%, 07/15/20 (k)	100,000	104,500
Oracle Corp., 5.38%, 07/15/40 (k)	158,000	160,722
		265,222
MATERIALS - 8.0%
Allegheny Technologies Inc., 9.38%, 06/01/19	100,000	118,249
Anglo American Capital Plc, 9.38%, 04/08/14 (k)	250,000	304,336
Building Materials Corp. of America, 7.00%, 02/15/20 (k)	100,000	100,749
Cargill Inc., 7.35%, 03/06/19 (k)	100,000	123,488
Cemex Finance LLC, 9.50%, 12/14/16 (k)	147,000	142,958
Dow Chemical Co.
7.60%, 05/15/14 (h)	150,000	175,119
8.55%, 05/15/19 (h)	125,000	156,109
Ineos Finance Plc, 9.00%, 05/15/15 (k)	100,000	102,000
International Paper Co., 7.30%, 11/15/39 (h)	178,000	204,006
PE Paper Escrow GmbH, 12.00%, 08/01/14 (k)	100,000	112,500
Teck Resources Ltd.
10.25%, 05/15/16	200,000	242,000
10.75%, 05/15/19	275,000	343,420
		2,124,934
TELECOMMUNICATION SERVICES - 2.7%
CC Holdings GS V LLC, 7.75%, 05/01/17 (k)	100,000	109,250
New Communications Holdings Inc., 8.50%, 04/15/20 (k)	100,000	106,750
Rogers Wireless Communications Inc., 6.38%, 03/01/14	100,000	114,139
Telecom Italia Capital SA, 6.18%, 06/18/14	150,000	163,006
Virgin Media Finance Plc
6.50%, 01/15/18 (k)	100,000	103,500
8.38%, 10/15/19	100,000	108,500
		705,145
UTILITIES - 2.3%
Abu Dhabi National Energy Co., 4.75%, 09/15/14 (k)	175,000	180,751
CenterPoint Energy Houston Electric LLC, 7.00%, 03/01/14	150,000	175,200
Oncor Electric Delivery Co., 6.80%, 09/01/18	100,000	118,345
NiSource Finance Corp., 10.75%, 03/15/16 (h)	106,000	138,002
		612,298

Total Corporate Bonds and Notes (cost $13,165,932)		14,520,698

GOVERNMENT AND AGENCY OBLIGATIONS - 26.4%
GOVERNMENT SECURITIES - 2.9%
Municipals - 1.3%
Municipal Electric Authority of Georgia, 6.64%, 04/01/57	100,000	100,119
State of Illinois, Transit Improvements, GO, 7.35%, 07/0/35	120,000	124,788
Texas State Transportation Commission, Series B, Highway Revenue Tolls, RB, 5.18%, 04/01/30	100,000	102,378
		327,285
Sovereign - 1.4%
Poland Government International Bond, 3.88%, 07/16/15	96,000	98,327
Republic of South Africa Government Bond, 5.50%, 03/09/20	143,000	153,010
Tennessee Valley Authority, 5.25%, 09/15/39	100,000	110,916
		362,253
U.S. Treasury Securities - 0.2%
U.S. Treasury Bond, 5.25%, 11/15/28	50,000	60,312

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 23.5%
Federal Home Loan Mortgage Corp. - 10.8%
Federal Home Loan Mortgage Corp.
4.00%, 08/15/25, TBA (c)	540,000	564,300
5.00%, 11/01/33, TBA (c)	575,000	612,554
5.50%, 08/01/35, TBA (c)	1,232,000	1,326,518
6.50%, 04/01/39	328,000	359,984
		2,863,356
Federal National Mortgage Association - 7.1%
Federal National Mortgage Association
5.13%, 01/02/14	150,000	165,689
5.50%, 08/01/20, TBA (c)	415,000	448,719
5.00%, 07/01/33, TBA (c)	575,000	612,734
6.00%, 11/01/38	609,473	662,618
		1,889,760
Government National Mortgage Association - 5.6%
Government National Mortgage Association, 4.50%, 05/15/40, TBA (c)	1,415,000	1,491,941

Total Government and Agency Obligations (cost $6,905,257)		6,994,907

SHORT TERM INVESTMENTS - 21.5%
Mutual Funds - 21.5%
JNL Money Market Fund, 0.09% (a) (e)	5,706,918	5,706,918

Total Short Term Investments (cost $5,706,918)		5,706,918

Total Investments - 117.1% (cost $28,906,679)		31,030,078
Other Assets and Liabilities, Net - (17.1%) (i)		(4,541,830)
Total Net Assets - 100%		$ 26,488,248

JNL Money Market Fund
CORPORATE BONDS AND NOTES - 0.5%
FINANCIALS - 0.5%
National Australia Bank Ltd., 0.36%, 01/27/11 (d) (k)	$ 6,245,000	$ 6,245,000

Total Corporate Bonds and Notes (cost $6,245,000)		6,245,000

SHORT TERM INVESTMENTS - 99.5%
Certificates of Deposit - 20.2%
Bank of Montreal, 0.31%, 10/18/10	10,000,000	10,000,000
Bank of Nova Scotia
0.29%, 08/03/10	8,000,000	8,000,000
0.29%, 09/02/10	15,000,000	15,000,066
Barclays Bank Plc
0.37%, 08/09/10	11,500,000	11,500,000
0.44%, 10/06/10	12,000,000	12,000,000
BNP Paribas, 0.56%, 10/07/10	10,000,000	10,000,000
Citibank, 0.40%, 09/08/10	24,800,000	24,800,000
Credit Agricole SA, 0.33%, 09/01/10	10,000,000	10,000,000
DNB Nor Bank ASA
0.32%, 08/16/10	10,400,000	10,400,000
0.37%, 11/19/10	10,600,000	10,600,000
Nordea Bank AB, 0.35%, 10/06/10	15,000,000	15,000,000
Nordea Bank Finland Plc, 0.76%, 08/25/10	11,300,000	11,303,828
Rabobank Nederland NV
0.30%, 09/08/10	9,000,000	9,000,000
0.40%, 10/29/10	7,000,000	7,000,691
Royal Bank of Canada
0.40%, 10/28/10	6,500,000	6,499,207
0.33%, 02/24/11 (d)	9,500,000	9,500,000
Toronto-Dominion Bank NY
0.27%, 08/10/10	10,000,000	10,000,000
0.35%, 10/13/10	14,900,000	14,900,000
UBS AG Stamford
0.32%, 09/02/10	15,900,000	15,900,000
0.52%, 11/04/10 (d)	11,000,000	11,000,000
		232,403,792
Commercial Paper - 11.8%
Bank of America Corp.
0.50%, 09/07/10	17,200,000	17,191,160
0.41%, 10/07/10	4,000,000	3,996,948
CAFCO LLC, 0.25, 08/24/10 (k)	10,000,000	9,998,403
Chariot Funding LLC, 0.28%, 08/19/10 (k)	7,200,000	7,198,992
Commonwealth Bank Group, 0.27%, 08/17/10	7,000,000	6,999,160
Falcon Asset Securitization Co. LLC, 0.27%, 08/23/10 (k)	15,900,000	15,897,377
General Electric Capital Corp., 0.47%, 12/16/10 (k)	20,000,000	19,964,228
HSBC Bank USA, 0.32%, 10/06/10	11,000,000	10,993,547
Jupiter Securitization Corp., 0.30%, 08/12/10 (k)	6,500,000	6,499,404
New York Life Cap, 0.30%, 09/15/10 (k)	5,200,000	5,198,050
Procter & Gamble Co., 0.23%, 09/23/10	13,000,000	12,995,598
Ranger Funding Co. LLC
0.30%, 08/24/10 (k)	12,000,000	11,997,700
0.30%, 08/25/10 (k)	7,100,000	7,098,580
		136,029,147
Federal Home Loan Bank - 4.6%
Federal Home Loan Bank
0.22%, 08/30/10	30,000,000	29,994,683
0.27%, 10/29/10	10,600,000	10,599,072
0.26%, 12/27/10	10,400,000	10,388,883
0.34%, 02/16/11	2,600,000	2,595,113
		53,577,751
Federal Home Loan Mortgage Corp. - 6.6%
Federal Home Loan Mortgage Corp.
0.26%, 09/01/10	12,000,000	11,997,313
0.24%, 09/14/10	13,000,000	12,996,187
0.29%, 09/20/10	15,000,000	14,993,958
0.28%, 09/27/10	25,300,000	25,288,784
0.25%, 12/20/10	10,500,000	10,489,719
		75,765,961
Federal National Mortgage Association - 8.2%
Federal National Mortgage Association
0.21%, 08/11/10	5,000,000	4,999,708
0.22%, 08/11/10	6,000,000	5,999,642
0.22%, 08/18/10	8,000,000	7,999,188
0.27%, 09/08/10	12,000,000	11,996,643
0.23%, 09/14/10	7,000,000	6,998,032
0.29%, 09/22/10	9,000,000	8,996,230
0.25%, 12/15/10	10,000,000	9,990,556
0.25%, 12/22/10	17,000,000	16,983,118
0.27%, 12/22/10	2,343,000	2,340,487
0.25%, 01/05/11	8,200,000	8,191,060
0.31%, 01/10/11	2,300,000	2,296,792
0.36%, 02/14/11	6,400,000	6,387,392
0.37%, 02/18/11	1,018,000	1,015,925
		94,194,773
Mutual Funds - 0.0%
JPMorgan Prime Money Market Fund, 0.12% (e)	4,847	4,847

Repurchase Agreement - 48.1%
Repurchase Agreement with Bank of America Securities, 0.21% (Collateralized by $213,083,419 Federal National Mortgage Association, 1.60% - 6.36%, due 06/01/35 - 04/01/44, value $213,795,227, $61,919,047 Federal Home Loan Mortgage Corp., 2.96% - 5.81%, due 03/01/30 - 07/01/40, value $62,114,773) acquired on 07/30/10, due 08/02/10 at $270,504,734.	$ 270,500,000	270,500,000
Repurchase Agreement with Barclays Capital, 0.22% (Collateralized by $259,440,000 Federal National Home Loan Mortgage, 0.00%, due 11/30/10, value $259,284,336) acquired on 07/30/10, due 08/02/10 at $254,204,660.	254,200,000	254,200,000
Repurchase Agreement with UBS Securities, 0.21% (Collateralized by $29,675,000 Federal National Mortgage Association, 3.50%, due 08/01/25, value $30,604,470) acquired on 07/30/10, due 08/02/10 at $30,000,525.	30,000,000	30,000,000
		554,700,000

Total Short Term Investments (cost $1,146,676,271)		1,146,676,271

Total Investments - 100.0% (cost $1,152,921,271)		1,152,921,271
Other Assets and Liabilities, Net - 0.0%		21,913
Total Net Assets - 100%		$ 1,152,943,184

JNL® Investors Series Trust (Unaudited)
Notes to the Schedules of Investments
July 31, 2010

(a)	Investment in affiliate.
(b)	Perpetual maturity security. Interest rate is fixed until the first call date and variable thereafter.
(c)	Investment purchased on a delayed delivery basis. As of July 31, 2010, the total cost of investments purchased on a delayed delivery basis for the JNL/PPM
America Total Return Fund was $6,337,069.
(d)	Variable rate security. Rate stated was in effect as of July 31, 2010.
(e)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of July 31, 2010.
(f)	Security fair valued in good faith in accordance with the procedures established by the Trust's Board of Trustees ("Board"). Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurements
and Disclosures" based on the applicable valuation inputs. See FASB ASC Topic 820 "Fair Value Measurements and Disclosures" in these Notes to the Schedules of Investments.
(g)	Restricted as to public resale or Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, provides an exemption from the registration requirements for resale of the security to an institutional investor. See Restricted Securities Note in these Notes to the Schedules of Investments.
(h)	The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.
(i)	Cash is pledged as collateral for open futures contracts. As of July 31, 2010, total value of collateral for JNL/PPM America Total Return Fund was $45,882.
(j)	Illiquid security. At July 31, 2010, the aggregate value of illiquid securities and percentage of net assets were as follows: JNL/PPM America Total Return Fund,
$261,029 - 1.0%.
(k)	Rule 144A or Section 4(2) liquid security. Rule 144A or Section 4(2) of the Securities Act of 1933, as amended, which provides an exemption from the registration requirements for resale of this security to an institutional investor. The sub-adviser and Fund deemed this security to be liquid based on procedures approved by the
Board. As of July 31, 2010, the value of Rule 144A and Section 4(2) liquid securities was as follows: JNL/PPM America Total Return Fund, $5,222,657, and JNL
Money Market Fund, $90,097,734.
(l)	Non-income producing security.

Abbreviations:
ABS - Asset-Backed Security
GO - General Obligation
RB - Revenue Bond
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced (Securities purchased on a delayed delivery basis)

Restricted Securities - Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the Securities Exchange Act of 1933, as amended. The following table details restricted securities, including Rule 144A securities that have not been deemed liquid, held by the JNL/PPM America Total Return Fund at July 31, 2010.

	Acquisition		Ending	Percent of
	Date	Cost	Value	Net Assets
American General Financial Corp., Term Loan, 7.25%, 04/16/15	04/19/2010	$ 173,016	$ 173,506	0.7%
Wolseley Plc - Private Placement, 5.32%, 11/17/20	08/31/2009	66,514	87,523	0.3
		$ 239,530	$ 261,029	1.0%

Security Valuation – The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Debt securities are generally valued by independent pricing services approved by the Trust's Board.  Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; and other data, as well as broker quotes.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system.  All securities in the JNL Money Market Fund, as permitted by compliance with applicable provisions of Rule 2(a)-7 under the Investment Company Act of 1940, as amended, (“1940 Act”), and other short-term securities maturing within sixty (60) days are valued at amortized cost unless it is determined that such practice does not approximate market value.  Exchange traded futures contracts are valued at the last sales price as of the close of business on the local exchange.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security is priced based on prices furnished by approved pricing services and may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange are generally valued on the basis of prices furnished by approved pricing services and may be valued at the closing bid price on the over-the-counter market.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on the valuation date.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures adopted by the Board. Situations that may require an investment to be fair valued include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets.  Under the procedures adopted by the Trust's Board, Jackson National Asset Management, LLC ("Adviser") may rely on pricing services or other sources to assist in determining the fair value of an investment.  Factors considered to determine fair value may include: the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of an investment is the amount the owner of such investment might reasonably expect to receive upon its current sale.

JNL® Investors Series Trust (Unaudited)
Notes to the Schedules of Investments (continued)
July 31, 2010

FASB ASC Topic 820, “Fair Value Measurements and Disclosure” - This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.  Level 1 includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national exchange or investments in mutual funds.  Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly.  Direct observable inputs include broker quotes, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities priced by pricing services, broker quotes in active markets and securities subject to corporate actions.  Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the Adviser's own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features or maturity; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued securities or securities for which reliable quotes are not available.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund's investments in securities and other financial instruments as of July 31, 2010 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
JNL/PPM America Total Return Fund
Common Stock	$ 50,303	$ -	$ -	$ 50,303
Preferred Stock	-	98,800	-	98,800
Non-U.S. Government
Agency ABS	-	3,658,452	-	3,658,452
Corporate Bond and Notes	-	14,433,175	87,523	14,520,698
Government and Agency
Obligations	-	6,994,907	-	6,994,907
Short Term Investments	5,706,918	-	-	5,706,918
Fund Total	$ 5,757,221	$ 25,185,334	$ 87,523	$ 31,030,078
JNL Money Market Fund
Corporate Bond and Notes	$ -	$ 6,245,000	$ -	$ 6,245,000
Short Term Investments	4,847	1,146,671,424	-	1,146,676,271
Fund Total	$ 4,847	$1,152,916,424	$ -	$ 1,152,921,271

	Assets - Other Financial Instruments1				Liabilities - Other Financial Instruments1
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
JNL/PPM America Total Return Fund
Open Future Contracts	$ 2,593	$ -	$ -	$ 2,593	$ (36,038)	$ -	$ -	$ (36,038)

1 Investments in other financial instruments include futures contracts which are reflected at the unrealized appreciation/(depreciation) on the instrument.

The following table is a rollforward of Level 3 investments for which significant unobservable inputs were used to determine fair value during the period:								Change In
Unrealized
Appreciation
				Total				(Depreciation)
				Realized and				during the Period
	Balance At	Transfers	Transfers	Change in			Balance at	for Level 3
	Beginning of	Into	Out	Unrealized			End of	Investments Held
	Period	Level 3	of Level 3	Gain/(Loss)	Purchases	(Sales)	Period	at End of Period
JNL/PPM America Total Return Fund
Corporate Bond and Notes	$ 318,469	$ -	$ -	$ 19,627	$ -	$ (250,573)	$ 87,523	$ 19,754

Tax Matters - As of July 31, 2010, the cost of investments and the components of net unrealized appreciation/(depreciation) for U.S. federal income tax purposes were as follows:

	Tax	Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation/
	Investments	Appreciation	Depreciation	(Depreciation)
JNL/PPM America Total Return Fund	$ 28,906,864	$ 2,137,800	$ (14,586)	$ 2,123,214
JNL Money Market Fund	1,152,921,271	-	-	-

JNL® Investors Series Trust (Unaudited)
Notes to the Schedules of Investments (continued)
July 31, 2010

Investments in Affiliates - The following table reflects the JNL/PPM America Total Return Fund's investment in the JNL Money Market Fund, an affiliate of the Fund, for the period ended July 31, 2010.  Purchase proceeds and sales are not shown for this investment. There was no realized gain or loss relating to transactions for this investment during the period ended July 31, 2010.

Beginning	Ending	Ending	Dividend
Value	Amortized Cost	Value	Income
$ 1,835,284	$ 5,706,918	$ 5,706,918	$ 2,059

Futures Contracts – The JNL/PPM America Total Return Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives.  The Fund may use futures contracts to manage its exposure to or hedge against changes in security prices and interest rates or as an efficient means of adjusting overall exposure as part of its investment strategy.  Upon entering into a futures contract, the Fund is required to deposit with the broker or counterparty an amount of cash or cash equivalents equal to a certain percentage of the contract amount, known as the "initial margin”.  The Fund receives from or pays to the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments, known as the "variation margin", are recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearing house, as counterparty to all exchange traded futures, guarantees the future contracts against default.  At July 31, 2010, the JNL/PPM America Total Return Fund held the following futures contracts whose primary underlying risk exposure is interest rate risk.

		Contracts	Unrealized
		Long/	Appreciation/
	Expiration	(Short)	(Depreciation)
U.S. Treasury Note Future, 5-Year	September 2010	(17)	$ (28,982)
U.S. Treasury Note Future, 10-Year	September 2010	(7)	(7,056)
U.S. Treasury Bond Future, 30-Year	September 2010	1	2,593
			$ (33,445)

Item 2.  Controls and Procedures.

(a)
The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b)
There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3.  Exhibits.

The certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Investors Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	September 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	September 27, 2010

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	September 27, 2010

Exhibit List

Exhibit 3(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 3(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.